Exhibit 32.1

Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Vincent C. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Quest Software, Inc. on Form 10-K for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quest Software, Inc.

Date: March 15, 2004	By:	/s/ VINCENT C. SMITH
	Name:	Vincent C. Smith
	Title:	Chief Executive Officer